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                                                                   EXHIBIT 10.26

                           THL BEDDING HOLDING COMPANY

                              EQUITY INCENTIVE PLAN

                        EFFECTIVE AS OF DECEMBER 19, 2003

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                                TABLE OF CONTENTS

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SECTION 1.  PURPOSE..................................................................................          1

SECTION 2.  ADMINISTRATION...........................................................................          1

            a.       Committees......................................................................          1
            b.       Authority of the Board of Directors.............................................          1

SECTION 3.  ELIGIBILITY..............................................................................          1

SECTION 4.  STOCK SUBJECT TO PLAN....................................................................          2

            a.       Basic Limitation................................................................          2
            b.       Additional Shares...............................................................          2

SECTION 5.  AWARDS...................................................................................          2

            a.       Types of Awards.................................................................          2
            b.       Award Agreements................................................................          2
            c.       No Rights as a Shareholder......................................................          3

SECTION 6.  OPTIONS..................................................................................          3

            a.       Option Agreement................................................................          3
            b.       Special ISO Rules...............................................................          3

SECTION 7.  STOCK APPRECIATION RIGHTS................................................................          4

            a.       Generally.......................................................................          4
            b.       Stock Appreciation Rights Award Agreement.......................................          4

SECTION 8.  Stock Awards.............................................................................          4

            a.       Generally.......................................................................          4
            b.       No Purchase Price Necessary.....................................................          5

SECTION 9.  STOCK UNITS..............................................................................          5

            a.       Generally.......................................................................          5
            b.       Settlement of Stock Units.......................................................          5

SECTION 10. DIVIDEND EQUIVALENT RIGHTS...............................................................          5

            a.       Generally.......................................................................          5
            b.       Settlement of Dividend Equivalent Rights........................................          5

SECTION 11. PAYMENT FOR SHARES.......................................................................          5

            a.       General Rule....................................................................          5
            b.       Surrender of Shares.............................................................          5
            c.       Services Rendered...............................................................          5
            d.       Promissory Note.................................................................          6
            e.       Net Exercise....................................................................          6
            f.       Exercise/Sale...................................................................          6
            g.       Exercise of Discretion..........................................................          6
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SECTION 12. TERMINATION OF SERVICE...................................................................          6

            a.       Termination of Service..........................................................          6
            b.       Leave of Absence................................................................          7

SECTION 13. ADJUSTMENT OF SHARES.....................................................................          7

            a.       General.........................................................................          7
            b.       Mergers and Consolidations......................................................          7

SECTION 14. SECURITIES LAW REQUIREMENTS..............................................................          8

            a.       Shares Not Registered...........................................................          8
            b.       California Participants.........................................................          8

SECTION 15. GENERAL TERMS............................................................................          8

            a.       Nontransferability of Awards....................................................          8
            b.       Restrictions on Transfer of Shares..............................................          8
            c.       Withholding Requirements........................................................          9
            d.       No Retention Rights.............................................................          9
            e.       Unfunded Plan...................................................................          9

SECTION 16. DURATION AND AMENDMENTS..................................................................          9

            a.       Term of the Plan................................................................          9
            b.       Right to Amend or Terminate the Plan............................................          9
            c.       Effect of Amendment or Termination..............................................         10
            d.       Modification, Extension and Assumption of Awards................................         10

SECTION 17. DEFINITIONS..............................................................................         10

            a.       "Affiliate" ....................................................................         10
            b.       "Award".........................................................................         10
            c.       "Board of Directors"............................................................         10
            d.       "Cause".........................................................................         10
            e.       "Change in Control".............................................................         11
            f.       "Code"..........................................................................         11
            g.       "Committee".....................................................................         11
            h.       "Company".......................................................................         11
            i.       "Disability"....................................................................         11
            j.       "Dividend Equivalent Right".....................................................         11
            k.       "Fair Market Value".............................................................         11
            l.       "Good Reason"...................................................................         11
            m.        "Initial Public Offering"......................................................         12
            n.       "ISO"...........................................................................         12
            o.       "Nonstatutory Option"...........................................................         12
            p.       "Option"........................................................................         12
            q.       "Parent"........................................................................         12
            r.       "Person"........................................................................         12
            s.       "Plan"..........................................................................         12
            t.       "Recapitalization"..............................................................         12
            u.       "Service".......................................................................         12
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            v.       "Share".........................................................................         12
            w.       "Stock Appreciation Right"......................................................         12
            x.       "Stock Award"...................................................................         12
            y.       "Stock Unit"....................................................................         13
            z.       "Subsidiary"....................................................................         13
            aa.      "THL"...........................................................................         13

SECTION 18. MISCELLANEOUS............................................................................         13

            a.       Choice of Law...................................................................         13
            b.       Execution.......................................................................         13

APPENDIX I CALIFORNIA SECURITIES LAW REQUIREMENTS....................................................          1
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                           THL BEDDING HOLDING COMPANY
                              EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE.

The purpose of the Plan is to attract and retain the best available personnel, to provide additional incentive to persons who provide services to the Company and its Subsidiaries, and to promote the success of the Company's business. Unless the context otherwise requires, capitalized terms used herein are defined in Section 17.

SECTION 2. ADMINISTRATION.

a. COMMITTEES. The Plan shall be administered by the Board of Directors or, at its election, by one or more committees consisting of one or more members who have been appointed by the Board of Directors. Each committee shall have such authority and be responsible for such functions as may be delegated to it by the Board of Directors, and any reference to the Board of Directors in the Plan shall be construed as a reference to the committee with respect to functions delegated to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan.

b. AUTHORITY OF THE BOARD OF DIRECTORS. The Board of Directors shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration and operation of the Plan, including, without limitation, the right to construe and interpret the provisions of the Plan or any Award, to provide for any omission in the Plan, to resolve any ambiguity or conflict under the Plan or any Award, to accelerate vesting of or otherwise waive any requirements applicable to any Award, to extend the term or any period of exercisability of any Award, to modify the purchase price or exercise price under any Award, to establish terms or conditions applicable to any Award and to review any decisions or actions made or taken by the Committee. All decisions, interpretations and other actions of the Board of Directors or, in the absence of any action by the Board of Directors, any Committee shall be final and binding on all participants and other persons deriving their rights from a participant. Notwithstanding anything to the contrary herein, no action taken by the Board of Directors shall adversely affect in any material respect the rights granted to any participant under any outstanding Award without the participant's written consent.

SECTION 3. ELIGIBILITY

The Board of Directors is authorized to grant Awards to directors, employees and consultants of the Company or any direct or indirect corporate or other Subsidiary in which the Company owns at least 50% of the outstanding equity interests thereof. Employees who have been granted Awards shall be participants in the Plan with respect to such Awards.

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SECTION 4. STOCK SUBJECT TO PLAN.

a. BASIC LIMITATION. Subject to the following provisions of this Section and
Section 13(e), the maximum number of shares of Class B common stock, $.01 par value per share, of the Company that may be issued pursuant to Awards under the Plan is 688,235 Shares.

b. ADDITIONAL SHARES. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire shares allocable to the unexercised or unvested portion of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase, right of first offer or withholding requirements, such Shares shall again be available for the purposes of the Plan. In the event a participant pays for any Award through the delivery of previously acquired Shares, the number of Shares available shall be increased by the number of shares delivered by the participant.

SECTION 5. AWARDS.

a. TYPES OF AWARDS. The Board of Directors may, in its sole discretion, make Awards of one or more of the following: Options, Stock Appreciation Rights, Stock Awards, Stock Units and Dividend Equivalent Rights. The Company shall make Awards directly or cause one or more of its Subsidiaries to make Awards; provided, however, that the Company shall be responsible for causing any such Subsidiary to comply with the terms of any Award and the Plan.

b. AWARD AGREEMENTS. Each Award made under the Plan shall be evidenced by a written agreement between the participant and the Company, and no Award shall be valid without any such agreement. An Award shall be subject to all applicable terms and conditions of the Plan and to any other terms and conditions which the Board of Directors in its sole discretion deems appropriate for inclusion in the Award agreement provided such terms and conditions are not inconsistent with the Plan. Accordingly, in the event of any conflict between the provisions of the Plan and any such agreement, the provisions of the Plan shall prevail. Awards made to California participants shall also be subject to the applicable requirements set forth in Appendix I. Each agreement evidencing an Award shall provide, in addition to any terms and conditions required to be provided in such agreement pursuant to any other provision of this Plan, the following terms:

         (i) Number of Shares. The number of Shares subject to the Award, if any, which number shall be subject to adjustment in accordance with Section 13 of the Plan.

         (ii) Price. Where applicable, each agreement shall designate the price, if any, to acquire any Shares underlying the Award, which price shall be payable in a form described in Section 11 and subject to adjustment pursuant to Section 13.

         (iii) Vesting. Each agreement shall specify the dates and events on which all or any installment of the Award shall be vested and nonforfeitable. Such provisions, may include, without limitation, a provision that Awards vest upon a Change in Control.

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c. NO RIGHTS AS A SHAREHOLDER. A participant, or a transferee of a participant, shall have no rights as a shareholder with respect to any Shares covered by an Award until Shares are actually issued in the name of such person (or if Shares will be held in street name, to a broker who will hold such Shares on behalf of such person).

SECTION 6. OPTIONS.

a. OPTION AGREEMENT. The Board of Directors, may in its sole discretion, grant Options. Each agreement evidencing an Award of Options shall contain the following information, which shall be determined by the Board of Directors, in its sole discretion:

         (i) ISO/Nonstatutory Option. Each agreement shall designate an Option as either an ISO or a Nonstatutory Option.

         (ii) Exercisability. Each agreement shall specify the dates and events when all or any installment of the Option becomes exercisable.

         (iii) Term. Each agreement shall state the term of each Option (including the circumstances under which such Option will expire prior to the stated term thereof), which shall not exceed ten (10) years from the date of grant or such shorter term as may be required by Section 6(b)(iii) below for Ten Percent Shareholders.

b. SPECIAL ISO RULES. The following rules apply to ISO grants in addition to any other rule that may apply under this Plan:

         (i) ISO Participants. ISOs may only be granted to employees of the Company, a Parent or a Subsidiary.

         (ii) Exercise Price. The exercise price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant or such higher price as may be required by Section 6(b)(iii) below for Ten Percent Shareholders.

         (iii) Ten Percent Shareholders. An individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as a participant under an ISO unless (A) the exercise price is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant and (B) the ISO is not exercisable after the expiration of five (5) years from the date of grant. In determining stock ownership for purposes hereof, the attribution rules of Section 424(d) of the Code shall apply.

         (iv) Dollar Limitation. The aggregate Fair Market Value of Shares (determined as of the respective date or dates of grant) for which one or more Options granted to any participant under the Plan (or any other option plan of the Company or any Parent or Subsidiary) may for the first time become exercisable as ISOs during any one (1) calendar year shall not exceed the sum of One Hundred Thousand

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                  Dollars ($100,000). To the extent a participant holds two (2)
                  or more Options which become exercisable for the first time in the same calendar year, such Options shall qualify as ISOs on the basis of the order in which such Options were granted.

         (v) Failure to Qualify. If all or a portion of an Award granted as an ISO fails (or later ceases to) qualify as an ISO, such Option or portion thereof shall be treated as a Nonstatutory Option.

SECTION 7. STOCK APPRECIATION RIGHTS.

a. GENERALLY. The Board of Directors may, in its sole discretion, grant Stock Appreciation Rights, including a concurrent grant of Stock Appreciation Rights in tandem with any Option. A Stock Appreciation Right means a right to receive a payment in cash, Shares or a combination thereof in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation, of a number of Shares on the date the right is exercised over (ii) the Fair Market Value, or other specified valuation, of such Shares on the date the right is granted. If a Stock Appreciation Right is granted in tandem with or in substitution for an Option, the designated Fair Market Value in the Award agreement shall reflect the Fair Market Value of the Shares underlying the Awards on the date the Option is granted.

b. STOCK APPRECIATION RIGHTS AWARD AGREEMENT. Each agreement evidencing an Award of Stock Appreciation Rights shall contain the following information, which shall be determined by the Board of Directors, in its sole discretion:

         (i) Base Value. Each agreement shall specify the base value of the Shares above which a participant shall be entitled to share in the appreciation in the value of such Shares.

         (ii) Exercisability. Each agreement shall specify the dates and events when all or any installment of the Stock Appreciation Rights becomes exercisable.

         (iii) Term. Each agreement shall state the term of each Stock Appreciation Right (including the circumstances under which such Stock Appreciation Right will expire prior to the stated term thereof), which shall not exceed ten (10) years from the date of grant.

SECTION 8. STOCK AWARDS.

a. GENERALLY. The Board of Directors may, in its sole discretion, make Stock Awards by granting or selling Shares under the Plan. A Restricted Stock Award shall be an Award of Shares that is subject to a substantial risk of forfeiture, as determined by the Board of Directors in its sole discretion, and set forth in the Restricted Stock Agreement. Payment in Shares of all or a portion of any bonus under any other arrangement may be treated by the Board of Directors as an Award of Shares under the Plan. A Stock Award shall not be deemed made until accepted by a participant in a manner described by the Board of Directors at the time of grant.

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b. NO PURCHASE PRICE NECESSARY. In lieu of a purchase price, a Stock Award may be made in consideration of services previously rendered by a participant to the Company or its Subsidiaries.

SECTION 9. STOCK UNITS.

a. GENERALLY. The Board of Directors may, in its sole discretion, grant Stock Units, which in each case shall be a notional account representing Shares.

b. SETTLEMENT OF STOCK UNITS. Stock Units shall be settled in Shares unless the agreement evidencing the Award expressly provides for settlement of all or a portion of the Stock Units in cash equal to the value of the Shares that would otherwise be distributed in settlement of such units. Shares distributed to settle a Stock Unit may be issued with or without payment or consideration therefor, except as may be required by applicable law or the Board of Directors in its sole discretion as set forth in the agreement evidencing the Award. The Board of Directors may, in its sole discretion, establish a program to permit participants to defer payments and distributions made in respect of Stock Units.

SECTION 10. DIVIDEND EQUIVALENT RIGHTS.

a. GENERALLY. The Board of Directors may, in its sole discretion, grant Dividend Equivalent Rights with respect to any Award.

b. SETTLEMENT OF DIVIDEND EQUIVALENT RIGHTS. Dividend Equivalent Rights may be settled in cash, Shares, or other securities or property, all as provided in the Award agreement. The Board of Directors may, in its sole discretion, grant stock units, which in each case shall be a notional account representing Shares. The Board of Directors may, in its sole discretion, establish a program to permit participants to defer payments and distributions made in respect Dividend Equivalent Rights.

SECTION 11. PAYMENT FOR SHARES.

a. GENERAL RULE. The purchase price of Shares issued under the Plan shall be payable in cash or personal check at the time when such Shares are purchased, except as otherwise provided in this Section 11.

b. SURRENDER OF SHARES. At the sole discretion of the Board of Directors, all or any part of the purchase price and any applicable withholding requirements may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the participant. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Award is exercised. The participant shall not surrender, or attest to the ownership of, Shares in payment of any portion of the purchase price (or withholding) if such action would cause the Company or any Subsidiary to recognize a compensation expense (or additional compensation expense) with respect to the applicable Award for financial reporting purposes, unless the Board of Directors consents thereto.

c. SERVICES RENDERED. At the sole discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to or after the Award.

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d. PROMISSORY NOTE. At the sole discretion of the Board of Directors, all or a portion of the purchase price under an Award under the Plan and any applicable withholding requirements may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

e. NET EXERCISE. At the sole discretion of the Board of Directors on or after an Initial Public Offering, payment of all or any portion of the purchase price under any Award under the Plan and any applicable withholding requirements may be made by reducing the number of Shares otherwise deliverable pursuant to the Award by the number of such Shares having a Fair Market Value equal to the purchase price.

f. EXERCISE/SALE. At the sole discretion of the Board of Directors on or after an Initial Public Offering, payment may be made in whole or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction (i) to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company, or (ii) to pledge Shares to a securities broker or lender approved by the Company as security for a loan, and to deliver all or part of the loan proceeds to the Company, in each case in payment of all or part of the purchase price and any withholding requirements.

g. EXERCISE OF DISCRETION. Should the Board of Directors exercise its sole discretion to permit the participant to pay the purchase price under an Award in whole or in part in accordance with Subsections (b) through (f) above, it shall not be bound to permit such alternative method of payment for the remainder of any such Award or with respect to any other Award or participant under the Plan.

SECTION 12. TERMINATION OF SERVICE.

a. TERMINATION OF SERVICE. If a participant's Service terminates for any reason other than for Cause, then unless the Award Agreement provides otherwise:

         (i) Options/Stock Appreciation Rights. Any outstanding Options shall expire on the earlier of: (A) the expiration of their term, (ii) twelve (12) months following termination of the participant's Service as a result of death or Disability, or participant's termination of Service without Cause, resignation for Good Reason (iii) three (3) months following termination Service for any other reason. However, in the case of Options a participant (or in the case of the participant's death or Disability, the participant's representative) may exercise all or a part of the participant's Options at any time before the expiration of such Options under the preceding sentence only to the extent that such Options had become exercisable for vested Shares (in accordance with the terms of such Option or otherwise under the Plan) on or before the date the participant's Service terminates. The balance of the Options (which are not exercisable and vested on

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                  the date participant's Service terminates) shall lapse when the participant's Service terminates.

                  If by virtue of this provision, an ISO is not exercised within three (3) months after a participant's employment terminates, then unless such participant's employment termination is due to his death or Disability, the ISO shall be treated as a Nonstatutory Option.

         (ii) Stock Awards/Stock Units. The terms of the applicable Restricted Stock Agreement shall govern the terms and conditions of a participant's Award with respect to termination of service.

b. LEAVE OF ABSENCE. For purposes of this Section, Service shall be deemed to continue while a participant is a bona fide leave of absence, if such leave is approved by the Company in writing or if continued crediting of service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Board of Directors).

SECTION 13. ADJUSTMENT OF SHARES.

a. GENERAL. If there shall be a Recapitalization, an adjustment shall be made to each outstanding Award such that each such Award shall thereafter be exercisable or payable, as the case may be, in such securities, cash and/or other property as would have been received in respect of Shares subject to (or referenced by) such Award had such Award been exercised and/or settled in full immediately prior to such Recapitalization and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any Recapitalization, to prevent dilution or enlargement of participants' rights under the Plan, the Board of Directors shall, and will have the authority to adjust, in a fair and equitable manner, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, and the purchase price applicable to outstanding Awards. Should the vesting of any Award be conditioned upon the Company's attainment of performance conditions, the Board of Directors may make such adjustments to the terms and conditions of such Awards and the criteria therein to recognize unusual and nonrecurring events affecting the Company or in response to changes in applicable laws, regulations or accounting principles. Notwithstanding the foregoing, the Board of Directors shall not without a participant's consent make any adjustment to an ISO that does not comply with the rules of Section 424(a) of the Code or would otherwise cause the ISO to fail to qualify as an ISO for purposes of Section 422 of the Code.

b. MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement, without the participants' consent, may provide for:

         (i) The continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving corporation) or by the surviving corporation or its parent;

         (ii) The substitution by the surviving corporation or its parent of stock awards with substantially the same terms for such outstanding Awards;

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         (iii)    The acceleration of the vesting of or right to exercise such outstanding Awards immediately prior to or as of the date of the merger or consolidation, and the expiration of such outstanding Awards to the extent not timely exercised or purchased by the date of the merger or consolidation or other date thereafter designated by the Board of Directors; or

         (iv) The cancellation of all or any portion of such outstanding Awards by a cash payment of the excess, if any, of the fair market value of the Shares subject to such outstanding Awards or portion thereof being canceled over the purchase price with respect to such Awards or portion thereof being canceled.

SECTION 14. SECURITIES LAW REQUIREMENTS.

a. SHARES NOT REGISTERED. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, State securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded. The Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Shares under the Plan, and accordingly any certificates for Shares may have an appropriate legend or statement of applicable restrictions endorsed thereon. Each participant and any person deriving its rights from any participant shall, as a condition to the purchase or issuance of any Shares under the Plan, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of Shares is not required to be registered under any applicable securities laws.

b. CALIFORNIA PARTICIPANTS. If an Award shall be made to a participant based in California, then such Award shall meet the additional requirements set forth in Appendix I.

SECTION 15. GENERAL TERMS.

a. NONTRANSFERABILITY OF AWARDS. No Award (other than vested Awards of Shares) may be transferred, assigned, pledged or hypothecated by any participant during the participant's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, except by beneficiary designation, will or the laws of descent and distribution. Subject to the limitations contained in this Section, an Option or other right to acquire Shares under the Plan, may be exercised during the lifetime of the participant only by the participant or by the participant's guardian or legal representative. Such Option or other right shall not be transferable and shall be exercisable only by the participant to whom such right was granted, except in the case of a transfer by the participant to its affiliate with the prior written consent of the Board of Directors in its sole discretion.

b. RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued under the Plan shall be subject to such vesting and special forfeiture conditions, repurchase rights, rights of first offer and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth

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

in the applicable Restricted Stock Agreement or Stock Option Agreement, and shall apply in addition to any restrictions that may apply to holders of Shares generally.

c. WITHHOLDING REQUIREMENTS. As a condition to the receipt or purchase of Shares pursuant to an Award, a participant shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, State, local or foreign withholding obligations that may arise in connection with such receipt or purchase. The participant shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, State, local or foreign withholding obligations that may arise in connection with the disposition of Shares acquired pursuant to an Award.

d. NO RETENTION RIGHTS. Nothing in the Plan or in any Award granted under the Plan shall confer upon a participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the participant) or of the participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

e. UNFUNDED PLAN. Participants shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, nor a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the rights of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

SECTION 16. DURATION AND AMENDMENTS.

a. TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the majority of the Company's shareholders. If a majority of the shareholders fail to approve the Plan within 12 months of its adoption by the Board of Directors, any Awards that have already been made shall be rescinded, and no additional Awards shall be made thereafter under the Plan. The Plan shall terminate automatically on the day preceding the tenth anniversary of its adoption by the Board of Directors unless earlier terminated pursuant to Subsection (b) below.

b. RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan (except as provided in Section 13) which increases the maximum number of Shares issuable to any person or available for issuance under the Plan in the aggregate, changes the legal entity authorized to make Awards under this Plan from the Company (or its successor) to any other legal entity or which materially changes the class of persons who are eligible for the grant of

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

ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

c. EFFECT OF AMENDMENT OR TERMINATION. Any amendment of the Plan shall not adversely affect in any material respect any participant's rights under any Award previously made or granted under the Plan without the participant's consent. No Shares shall be issued or sold under the Plan after the termination thereof, except pursuant to an Award granted prior to such termination. The termination of the Plan shall not affect any Awards outstanding on the termination date.

d. MODIFICATION, EXTENSION AND ASSUMPTION OF AWARDS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Awards or may provide for the cancellation of outstanding Awards in return for the grant of new Awards for the same or a different number of Shares and at the same or a different price. The foregoing notwithstanding, no modification of an Awards shall, without the consent of the participant, materially impair the participant's rights or increase the participant's obligations under such Award or impair the economic value of any such Award.

SECTION 17. DEFINITIONS.

a. "AFFILIATE" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person or, with respect to any individual, such individual's spouse and descendants (whether natural or adopted) and any trust, partnership, limited liability company or similar vehicle established and maintained solely for the benefit of (or the sole members or partners of which are) such individual, such individual's spouse and/or such individual's descendants.

b. "AWARD" shall mean the grant of an Option, Stock Appreciation Right, Stock Award, Stock Unit, or Dividend Equivalent Right under the Plan.

c. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

d. "CAUSE" shall mean with respect to a participant "Cause" as defined in any employment agreement between the participant and the Company (or, if applicable, the Subsidiary employing the participant) or if the participant is not a party to an employment agreement or "cause" is not defined therein, the following unless another meaning is specifically provided by the Board of Directors or in the participant's Award agreement:

         (i) Any conviction or plea of guilty or nolo contendere to a felony,

         (ii)     Any willful misconduct, or

         (iii) Any willful breach of any written policy or any confidential or proprietary information, non-compete or non-solicitation covenant for the benefit of the Company or any of its affiliates.

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

e. "CHANGE IN CONTROL" shall mean the consummation of a transaction, whether in a single transaction or in a series of related transactions that are consummated contemporaneously (or consummated pursuant to contemporaneous agreements), with any other party or parties, other than an Affiliate of THL, on an arm's-length basis, pursuant to which (a) a party or group (as defined under Rule 13d under the Securities Exchange Act of 1934, as amended) who is not a stockholder of the Company on December 19, 2003, acquires, directly or indirectly (whether by merger, stock purchase, recapitalization, reorganization, redemption, issuance of capital stock or otherwise), more than 50% of the voting stock of the Company, (b) such party or parties, directly or indirectly, acquire assets constituting all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis, or (c) prior to an initial public offering of the Company common stock pursuant to an offering registered under the Securities Act, Thomas H. Lee Equity Fund V, L.P., a Delaware limited partnership, and its affiliates, cease to have the ability to elect, directly or indirectly, a majority of the Board of Directors.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

f. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

g. "COMMITTEE" shall mean a committee of the Board of Directors, as described in
Section 2(a).

h. "COMPANY" shall mean THL Bedding Holding Company, a Delaware corporation.

i. "DISABILITY" shall mean with respect to a participant, (i) "disability" as defined in any employment agreement between the between the participant and the Company (or, if applicable, the Subsidiary employing the participant) or (ii) if the participant is not a party to an employment agreement or "disability" is not defined therein, the participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, as determined by the Board of Directors in its sole discretion, unless another meaning is specifically provided in the participant's Award agreement; provided, however, that in either case and solely for purposes of determining whether an Option continues to qualify as an ISO, Disability shall have the meaning described in Section 22(e)(3) of the Code.

j. "DIVIDEND EQUIVALENT RIGHT" shall mean an Award that entitles the holder to receive for each eligible Share that is subject to (or referenced by) such Award an amount equal to the dividends paid on one Share at such time as dividends are otherwise paid to shareholders of the Company or, if later, when the Award becomes vested.

k. "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons

l. "GOOD REASON" shall mean with respect to a participant "Good Reason" as defined in any employment agreement between the participant and the Company (or, if applicable, the Subsidiary employing the participant) or if the participant is not a party to an employment agreement or "good reason" is not defined therein, the following unless another meaning is specifically provided by the Board of Directors or in the participant's Award agreement:

         (i)      Any reduction in a participant's base salary;

         (ii) Any requirement that a participant be required to relocate his place of employment thirty-five (35) or more miles away from his current place of employment, which new location is also thirty-five (35) or more miles away from the participant's residence.

m. "INITIAL PUBLIC OFFERING" shall mean a firm commitment underwritten public offering of Shares or other event the result of which is that Shares are tradable on the New York Stock Exchange, American Stock Exchange, NASDAQ National Market or similar market system.

n. "ISO" shall mean an incentive stock option described in Section 422(b) of the Code.

o. "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) of the Code.

p. "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

q. "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

r. "PERSON" shall be construed broadly and shall include, without limitation, an individual, a partnership, an investment fund, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

s. "PLAN" shall mean this THL Bedding Holding Company Equity Incentive Plan.

t. "RECAPITALIZATION" shall mean an event or series of events affecting the capital structure of the Company such as a stock split, reverse stock split, stock dividend, distribution, recapitalization, combination or reclassification of the Company's securities.

u. "SERVICE" shall mean service as an employee, director or consultant.

v. "SHARE" shall mean one share of Class B common stock of the Company, with a par value of $.01 per Share.

w. "STOCK APPRECIATION RIGHT" shall have the meaning described in Section 7(a).

x. "STOCK AWARD" shall have the meaning described in Section 8(a).

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

y. "STOCK UNIT" shall have the meaning described in Section 9(a).

z. "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

aa. "THL" means Thomas H. Lee Equity Fund V, L.P., a Delaware limited partnership, Thomas H. Lee Parallel Fund V, L.P., Thomas H. Lee Cayman Fund V, L.P., 1997 Thomas H. Lee Nominee Trust, Thomas H. Lee Investors Limited Partnership, Putnam Investments Holdings, LLC, Putnam Investments Employees' Securities Company I LLC, and Putnam Investments Employees' Securities Company II, LLC.

SECTION 18. MISCELLANEOUS.

a. CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

b. EXECUTION. To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                               THL BEDDING HOLDING COMPANY

                                               By: /s/ William Creekmuir

                                               Title: President

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

                                   APPENDIX I
                     CALIFORNIA SECURITIES LAW REQUIREMENTS.

The terms of this Appendix I apply only to Awards that would be subject to
Section 25110 of the California Corporations Code or any successor law but for the exemption contained in Section 25102(o) of the California Corporation Code (or any successor law). For purposes of determining the applicability of the California securities law requirements contained in this Subsection, all Awards shall be deemed made in the State in which the participant is principally employed by the Company or any Parent or Subsidiary (as determined by the employer's records) on the date of grant or issuance of the Award. Except as modified by the provisions of this Appendix I, all the other relevant provisions of the Plan shall be applicable to such Awards.

                  (i) Number of Securities. At no time shall the total number of securities issuable upon exercise of all outstanding Options and the total number of Shares provided for under this or any stock bonus or similar plan or agreement of the Company exceed the applicable percentage calculated in accordance with Title 10 California Code of Regulations, Chapter 3, Subchapter 2, Article 4, Subarticle 4, Section 260.140.45.,

                  (ii) Exercise Price. The Exercise Price of an Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant (one hundred ten percent (110%) of the Fair Market Value on the date of grant for an Option granted to Ten Percent Shareholders).

                  (ii) Purchase Price. The purchase price of an Award of Shares shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of issuance (one hundred percent (100%) of the Fair Market Value on the date of issuance for an Award granted to Ten Percent Shareholders).

                  (iv) Vesting and Exercisability. Except in the case of an Option granted to a Consultant, officer of the Company (or any Parent or Subsidiary), or any member of the Board of Directors, each Option shall become exercisable and vested with respect to at least twenty percent (20%) of the total number of Shares subject to such Option each year, beginning no later than one (1) year after the date of grant.

                  (v) Repurchase Rights. Except in the case of an Award granted or issued to a Consultant, officer of the Company (or any Parent or Subsidiary), or any member of the Board of Directors, any rights of the Company to repurchase Shares acquired under the Plan applicable to a participant whose Service terminates:

                  (A) Shall be exercised by the Company (if at all) within ninety (90) days after the date the participant's Service terminates (or for Shares upon the exercise of an Award after Service terminates, within ninety
                           (90) days after the date of such exercise) and shall terminate on the date of an Initial Public Offering, and

                  (B) Shall lapse at the rate of at least twenty percent (20%) of the Shares subject to such Award per year (regardless of the portion of the Award exercised or exercisable), with the initial lapse to occur no later than one (1) year after the date of grant, to the extent the repurchase right permits repurchase at less than

                           Fair Market Value. Any repurchase right shall not be exercisable for less than the original purchase price paid by a participant.

                  (v)      Limited Transferability Rights.

                  (A) A Nonstatutory Option or other right to acquire shares (other than an ISO) may, to the extent permitted by the Board of Directors, be assigned in whole or in part during the participant's lifetime
                           (1) as a gift to one or more members of the participant's immediate family or (2) by instrument to an inter vivos or testamentary trust in which such Award is to be passed to beneficiaries upon the death of the trustor (settlor). The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board of Directors may deem appropriate.

                  (B) Except as provided in Subsection (A) above, an Award may not be assigned or transferred other than by will or by the laws of descent and distribution following the participant's death.

         (vi) Financial Reports. The Company shall deliver a financial statement at least annually to each participant holding Awards or Shares issued under the Plan, unless such participant is a key employee whose duties in connection with the Company assure such individual access to equivalent information.


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